UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2012

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AS SEEN ON TV, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-53539	80-149096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14044 Icot Blvd., Clearwater, Florida 33760

(Address of principal executive offices) (Zip Code)

727-288-2738

Registrant’s telephone number, including area code

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Effective December 12, 2012, As Seen On TV, Inc. terminated its independent contractor agreement by and between its wholly owned subsidiary, TV Goods, Inc., and Stratcon Partners, LLC dated December 6, 2011, in accordance with the provisions therein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1	Stratcon Partners, LLC Agreement (previously filed on Form 8-K dated December 6, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

As Seen On TV, Inc.

By:	/s/ STEVEN ROGAI
Name:	Steven Rogai
Title:	Chief Executive Officer and President

Dated: December 12, 2012